Farmer Brothers Returning to Growth and Profitability NOVEMBER 18, 2019 1

FORWARD-LOOKING STATEMENTS Certain statements contained in this presentation regarding Farmer Bros. Co. (the “Company”) are not based on historical fact and are forward- looking statements within the meaning of federal securities laws and regulations. These statements are based on management’s current expectations, assumptions, estimates and observations of future events and include any statements that do not directly relate to any historical or current fact; actual results may differ materially due in part to the risk factors set forth the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”). These forward-looking statements can be identified by the use of words like “anticipates,” “estimates,” “projects,” “expects,” “plans,” “believes,” “intends,” “will,” “could,” “assumes” and other words of similar meaning. Owing to the uncertainties inherent in forward-looking statements, actual results could differ materially from those set forth in forward-looking statements. We intend these forward-looking statements to speak only at the time of this presentation and do not undertake to update or revise these statements as more information becomes available except as required under federal securities laws and the rules and regulations of the SEC. Factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, the impact of capital improvement projects, the adequacy and availability of capital resources to fund the Company’s existing and planned business operations and the Company’s capital expenditure requirements, the relative effectiveness of compensation-based employee incentives in causing improvements in Company performance, the capacity to meet the demands of the Company’s large national account customers, the extent of execution of plans for the growth of Company business and achievement of financial metrics related to those plans, the success of the Company to retain and/or attract qualified employees, the success of the Company’s adaptation to technology and new commerce channels, the effect of the capital markets as well as other external factors on stockholder value, fluctuations in availability and cost of green coffee, competition, organizational changes, the effectiveness of our hedging strategies in reducing price and interest rate risk, changes in consumer preferences, the Company’s ability to provide sustainability in ways that do not materially impair profitability, changes in the strength of the economy, business conditions in the coffee industry and food industry in general, the Company’s continued success in attracting new customers, variances from budgeted sales mix and growth rates, weather and special or unusual events, as well as other risks described in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the SEC, and other factors described from time to time in the Company’s filings with the SEC. 2

AGENDA Part I: Introduction Part II: Executing a Turnaround Strategy Part III: Enhanced Corporate Governance Part IV: Highly Qualified and Engaged Board Part V: Dissident Candidates Are Not Qualified and Do Not Add Value Part VI: Conclusion 3

PART I: INTRODUCTION NOTE Company logos not owned by Farmer Brothers. 4

New Leadership Highly Qualified Board Dissident Group Focused on & Corporate Offers NO Plan & Turnaround Initiatives Governance Aligned Adds NO Value with Stockholders  New CEO appointed September  Highly qualified and engaged x The Grossman Group has 2019, new Chief Supply Chain Board of Directors with the right proposed NO plan and simply Officer appointed November mix of skills and expertise to drive states its nominees will have 2019 and most recently initiated stockholder value the trust of employees search for new CFO with public  Board has made refreshment a The Grossman Group’s company experience x priority: 4 of 8 Board members are proposed nominees are  Focused on 5 strategic new directors added in the past substantially less qualified turnaround initiatives in an effort two years than the Board’s nominees to return company to growth and  Independent Board and corporate The Board believes that the profitability x governance aligned with Grossman Group is focused  Made progress in recent quarters stockholder interests on taking over the Board for to address execution and personal interests  Completed change in leadership performance issues; addressing to address company performance The Farmer family has not scrap levels and reducing coffee x been aligned on these actions brewing equipment expense  Proposed declassification of the in the past Board  Improved company’s management of working capital and debt 5

WINNING We are positioning Farmer Brothers to WIN AND GROW 6

FARMER BROTHERS HIGHLIGHTS MARKET INDUSTRY COMPREHENSIVE CAPACITY OPPORTUNITY LEADERSHIP CAPABILITIES TO GROW A significant opportunity = Purposeful leadership in A business model designed Continued focus on to expand market share in sustainability, ethical to effectively and efficiently leveraging investment in the $84.8B coffee industry sourcing and waste deliver across all stages of state-of-the-art Northlake growing at 4-9% annually elimination creates superior the coffee business facility, creating significant customer offerings opportunities for customer acquisition and sustainable long-term growth NEW ROBUST DSD REFINING IMPROVING LEADERSHIP NETWORK DIRECT SHIP PERFORMANCE Implementing decentralized New CEO overseeing Focused on growth Reducing debt levels, structure with branch level change and increased opportunities with mid- and efficiently managing working control to drive improved focus on performance small-size customers and capital [and improving free customer wins and improvement balancing revenue and cash flow] retention and reduce margin with large accounts turnover NOTE Volume & Growth Technomic AFH Beverage Study 2018 RSE, 2016-2018 CAGR; 2018 Mintel Coffee & Tea report 7

NEW MANAGEMENT WITH CLEAR VISION Positive change is underway led by newly Newly appointed Chief Supply Chain appointed President and CEO, Deverl Officer Maserang • Innovative leader with successful record of • Seasoned executive; 30+ years of overseeing complex company operations leadership in business turnarounds, • Deep operations, supply chain experience operation excellence and global supply and is focused on driving quality service chain transformations levels up and costs out of the supply chain • Deep experience in the food and beverage industry Search underway for permanent Chief • Led a successful turnaround at Financial Officer Earthbound Farm Organic, by returning • Solid finance team in place for ongoing the company to profitability and delivering execution through transition record operational execution metric • Searching for external candidate with public company experience 8

PART II: EXECUTING A TURNAROUND STRATEGY NOTE Please see appendix for sources. 9

FARMER BROTHERS' TRANSFORMATION AND MODERNIZATION JOURNEY Capacity Portfolio Customers Commerce Logistics Sustainability Organization & Roasting Built new DFW Expanded Addressed Optimized routes Outsourced long- Longstanding Integrated large facility and portfolio with premiumization and distribution haul to 3PL and direct trade acquisition transitioned growth in of coffee for footprint; growing implemented fleet relationships, (Boyds) and away from premium and coffee-forward sales from management for innovative built in-house aging facility in specialty customers while roastery direct more efficient partnerships, and sustainability CA categories optimizing ship and third- distribution proprietary capabilities offerings to party distributor network sustainability traditional certification - customer base Project D.I.R.E.C.T. 10

FOCUSED ON FIVE STRATEGIC INITIATIVES Executing Elevating Enhancing Evolving Engaging Our supply chain Our execution Our service Our product Our talent and optimization through enhanced capability and portfolio through re-focusing on processes and building upon our innovation culture systems competitive advantage with our coffee brewing equipment program 11

EXECUTING & ELEVATING EXECUTING OUR SUPPLY CHAIN ELEVATING OUR EXECUTION OPTIMIZATION THROUGH ENHANCED PROCESSES • Completed sale-leaseback of Houston facility AND SYSTEMS • Optimizing manufacturing and roasting network to • Implemented new Business Intelligence tool for improved better serve customers across direct ship and DSD service and profitability analysis • Transferring volume from Houston to other roasting • Piloting new handheld technology from leading provider facilities for DSD route drivers • Addressing processes to reduce scrap and meet fill • Seeing early successes with 24/7 customer call center rate goals and seeing progress and field employee call center 12

ENHANCING & EVOLVING ENHANCING OUR SERVICE CAPABILITY EVOLVING OUR PRODUCT PORTFOLIO AND CREATING A COMPETITIVE THROUGH INNOVATION ADVANTAGE WITH OUR COFFEE • Restarting our innovation pipeline to focus on customer BREWING EQUIPMENT PROGRAM and consumer needs by delivering new products that will lead the category • Completing coffee brewing equipment refurbishment • Continuing to rationalize SKU count and optimize our project, which will reduce our capital need and provide a assortment compelling sustainability story • Differentiating our product portfolio allows us to increase • Developing a new Digital Equipment Transformation product margins, improve customer retention and gain Initiative to leverage IoT, predictive analytics and big data new customers to revolutionize coffee brewing equipment • Looking at offerings for hybrid customers 13

ENGAGING ENGAGING OUR TALENT AND RE-FOCUSING ON PEOPLE & CULTURE • Leveraging strong legacy of Farmer Brothers’ 100+ years • Re-invigorating a culture of hard work, recognition and fun based on engagement of entire Farmer Brothers family • Leveraging strong leadership and talent across the organization, including DSD and IT • Engaging new highly qualified industry talent – new Chief Supply Chain Officer, search underway for new Chief Financial Officer People are at the foundation of every company – especially the case of a company in the midst of a turnaround 14

1 1 1 1 (Unaudited) FY 2016 FY 2017 FY 2018 FY 2019 NET SALES $544,382 $541,500 $606,544 $595,942 (In Thousands) GROSS MARGIN2 31.4% 34.5% 34.1% 30.1% ADJUSTED EBITDA2,3 (In Thousands) $31,017 $42,985 $47,562 $31,882 COFFEE VOLUME (GREEN) 90,669 95,499 107,429 108,098 (Pounds In Thousands) COFFEE VOLUME GROWTH 3.4% 5.3% 12.5% FLAT 1. Fiscal years ending June 30. 2. Prior year financial information has been retrospectively adjusted to reflect the impact of certain changes in accounting p rinciples and corrections to previously issued financial statements. 3. Adjusted EBITDA is a non-GAAP financial measure and is unaudited; a reconciliation of this non-GAAP measure to its corresponding GAAP measure is included in the appendix. 15

1 1 1 1 (Unaudited) Q2 2019 Q3 2019 Q4 2019 Q1 2020 NET SALES $159,773 $146,679 $142.050 $138,600 (In Thousands) GROSS MARGIN2 33.3% 27.2% 26.6% 29.3% ADJUSTED EBITDA2,3 (In Thousands) $12,443 $4,535 $3,937 $4,016 COFFEE VOLUME (GREEN) 27,398 27,873 27,379 25,958 (Pounds In Thousands) Improvement in controls and processes driving margin expansion and reduction in costs; focused on balancing revenue and margin to grow EBITDA 1. Quarters for fiscal years ending June 30, 2019 and June 30, 2020. 2. Prior year financial information has been retrospectively adjusted to reflect the impact of certain changes in accounting principles and corrections to previously issued financial statements. 3. Adjusted EBITDA is a non-GAAP financial measure and is unaudited; a reconciliation of this non-GAAP measure to its corresponding GAAP measure is included in the appendix. 16

WORKING CAPITAL

(as of Sept. 30, 2019)
(in thousands)



250,000
200,000
150,000
100,000
50,000
0
$115,540
$78,124
$79,450
$100,370
$62,810
$65,755
$87,910
$72,771
$55,155
$91,730
$71,800
$57,465
31-Dec-18
31-Mar-19
30-Jun-19
30-Sep-19
Accounts receivable, net
Inventories
Accounts payable

	June 30, 2019	Sept. 30, 2019
Borrowings under revolving credit facility	$92,000	$85,000

Debt reached peak of $140.0 million on January 10, 2019. By August 31, 2019, reduced to $100.0 million and at September 30, 2019 further reduced to $85.0 million.

Accounts receivables reached month end peak of $79.5 million on December 31, 2018. By June 30, 2019, reduced to $55.2 million and at September 30, 2019 were $57.5 million.

Inventory reached month end peak of $115.5 million on December 31, 2018. By June 30, 2019, reduced to $87.9 million and at September 30, 2019 were $91.7 million.

Under Interim CEO, Chris Mottern, completed sale of assets for $17.8 million, which were used to improve liquidity and pay down debt. Subsequently completed sale-leaseback of Houston plant for $10.0 million.

Company expects improvements in management of inventory levels, accounts receivables, and debt throughout the remainder of fiscal 2020.

© 2019 Farmer Brothers – Confidential Information

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PART III: ENHANCED CORPORATE GOVERNANCE 18

EFFECTIVE BOARD LEADERSHIP • Engaged, independent Board with significant industry and operational expertise that is relevant to the Company’s turnaround strategy • Regular evaluation of skills and experience THEN NOW • Strong gender diversity Customer profile heavily weighted Profitable legacy customers • 7towardsof 8 directors offices, truck are stops independent; and independentdemanding premium Board coffee leadership with Randy Clark as Independent restaurants demanding traditional Chairmanquality coffee Partnerships with sophisticated • 4 of 8 Board members are new directorsglobal andadded national in the brands past two years • Took decisive action regarding company financial performance; replaced CEO • Ad hoc search committee and ad hoc transition committee to focus on the CEO search and management transition; disbanded upon the CEO hiring • Agreed on departure of CFO and COO 19

CORPORATE GOVERNANCE ALIGNED WITH STOCKHOLDER INTERESTS • Since 2018, all long-term incentives are performance-related, taking the form of options (which have no value if the share price doesn’t increase) or performance vesting share units THEN NOW • CompensationOwned fleet of long- haulfor and interim delivery CEO wasOutsourced below long market-haul to 3PL rate and and paid in stock trucks moving product along the implemented fleet management • Boardnetwork compensationone step at a time in line with formarket a more efficientnorms distribution and is delivered appropriately network • Strong stock ownership guidelines for directors and executives in line with market practices I.SDS 20

COMMITTED TO BOARD REFRESHMENT • Farmer Brothers’ Board of Directors recognizes the importance of having the right collection of skills, expertise and experience and is committed to continuously reviewing its capabilities. • In the last two years, we have appointed four new directors, all of whom are independent, and all of whom have brought valuable additional skills and knowledge: • Allison Boersma, elected to the Board in December 2017, is an experienced CFO with a deep expertise in overseeing manufacturing strategy • David Ritterbush, elected to the Board in December 2017, is a seasoned CEO with substantial DSD and supply chain expertise • Stacy Loretz-Congdon, elected to the Board in December 2018, served as a public company CFO and brings substantial distribution experience • Deverl Maserang elected to the Board in September 2019 In addition to these new Directors, Hami Assadi rejoined the Farmer Brothers Board in 2019, bringing deep historical knowledge of the Company and significant Board experience Farmer Brothers’ Board has the right mix of expertise, company knowledge and diverse perspectives to deliver value to stockholders 21

 The Board continuously evaluates the Company’s corporate governance in order to implement best practices  We believe declassifying the Declassifying Board will best serve the Board of interests of stockholders  Declassification to take Directors place over a three-year period; entire Board to stand for election at 2022 Annual Meeting  Declassification process is identical to duplicative Grossman Group Proposal 22

PART IV: HIGHLY QUALIFIED AND ENGAGED BOARD 23

REFRESHED BOARD HAS RIGHT MIX OF EXPERTISE, KNOWLEDGE AND PERSPECTIVES

	Independent Director	C-Suite Experience	Other Public Board Experience	Extensive Food and Beverage Industry Experience	Finance Experience	Operational Experience	M&A Experience
Randy Clark	✓	✓	X	✓	✓	✓	✓
Allison Boersma	✓	✓	X	✓	✓	✓	X
Charles Marcy	✓	✓	✓	✓	✓	✓	✓
Christopher Mottern	✓	✓	✓	✓	✓	✓	✓
David Ritterbush	✓	✓	X	✓	X	✓	✓
Deveral Maserang	X	✓	X	✓	X	✓	✓
Hamideh Assadi	✓	X	X	X	✓	✓	X
Stacy Loretz-Congdon	✓	✓	X	✓	✓	X	✓
# of Directors with Specific Experience	7	7	2	7	6	7	6

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DEVERL MASERANG  Brings more than 30 years of leadership in turnarounds, global supply-chain transformations, creating shared service structures and integrating transportation and distribution groups  Deep experience in the food and beverage industry  Most recently served as President and CEO of Earthbound Farm Organic, where he led the company to deliver record operational execution metrics and return the company to profitability  Prior to that, served as Managing Partner at TADD Holdings  Served for three years as Executive Vice President Global Supply Chain at Starbucks  Served in various operating and supply chain roles during his ten years at Chiquita Brands  Served in logistics management roles and gained experience in direct store delivery at Pepsi Bottling Group 25

CHRISTOPHER MOTTERN  Brings over three decades of senior executive experience in the food and beverage industry, spanning manufacturing, supply chain, consumer branding, risk oversight, along with financial and accounting expertise  Independent business consultant and served as Interim CEO of Farmer Brothers from May 7, 2019 until September 13, 2019 (when Mr. Maserang was appointed as permanent successor)  Instrumental in addressing challenges and laying the groundwork for Farmer Brothers’ current strategy during his time as interim CEO  Previously served as President and CEO and a member of the Board of Directors of Peet’s Coffee & Tea, Inc, and led the company through its IPO.  Served as President of The Heublein Wines Group and as President and CEO of Capri Sun, Inc.  Served as a director, including lead director, and member of the finance committee, of a number of private companies 26

CHARLES MARCY  Brings over four decades of experience as a senior executive, or advisor, of companies in the food industry, including in his Strategic Planning role at Maxwell House Coffee and overseeing Frozen Dessert DSD Operation for Breyers Ice Cream at Kraft  Relevant expertise in the food industry as well as public company board, corporate governance and executive compensation experience  Most recently served as Chief Executive Officer of Turtle Mountain, LLC, a privately held natural foods company  Previously served in executive roles including: • President and CEO and Director of Healthy Food Holdings; • President, CEO and Director of Horizon Organic Holdings; • President, CEO and Director of the Sealright Corporation; and, • President of the Golden Grain Company, a subsidiary of Quaker Oats Company  Currently serves as the Chair of the Audit Committee at B&G Foods and on the Board of three high growth private food companies  Current member of NACD’s Board Advisory Services faculty, frequently presenting to various boards on Director effectiveness 27

PART V: DISSIDENT CANDIDATES ARE NOT QUALIFIED AND DO NOT ADD VALUE 28

SITUATION OVERVIEW • Jeanne Farmer Grossman, representing the Grossman Group, has nominated two candidates to stand for election to Farmer Brothers’ Board of Directors at the Company’s 2019 Annual Meeting • Farmer Brothers’ Board and its advisors have held multiple discussions with Ms. Grossman over the past year to better understand her perspective and avoid a costly and distracting proxy contest • The Board made numerous requests to meet with the Grossman Group’s nominees, but neither Ms. Grossman nor her counsel responded to such requests; nonetheless the Board reviewed the candidates of the Grossman Group and considered their credentials and qualifications • The Board believes that electing the Grossman Group’s nominees would put Farmer Brothers and stockholders’ investment at significant risk • The Board determined that the Grossman Group’s nominees lack the skill sets and experience needed to support Farmer Brothers’ turnaround progress • The Board believes that the actions the Company has taken recently and the actions that the Company continues to take will lead to improved financial performance and enhanced value creation for all Farmer Brothers stockholders • Jeanne Farmer Grossman does NOT appear to have a long-term stockholder mindset, as she has sold down almost 47% of her position since 2018. NOTE Data obtained from Jeanne Farmer Grossman’s 13-D filings in 2018 and 2019. 29

The Grossman Group has NO plan – they have simply said that the two dissident candidates will have the trust of employees 30

GROSSMAN GROUP’S NOMINEES LACK SKILLS AND EXPERIENCE NEEDED TO SUPPORT COMPANY’S PROGRESS TOM MORTENSON JONATHAN WAITE • Previously nominated in 2016 as part of dissident • Ms. Grossman’s nephew and the son of Carol slate put forth by Carol Farmer Waite and was NOT Farmer Waite; was a member of the group that put elected by stockholders forth dissident slate of directors in 2016 • Does not appear that he has worked in a • Employment with Farmer Brothers terminated in professional environment since retiring from Farmer 2017, and his experience as a construction Brothers in 2015 consultant since then would not add value to the Board • Knowledge of Farmer Brothers is dated; no food and beverage industry experience outside of Farmer • Knowledge of Farmer Brothers is dated; no food and Brothers beverage industry experience outside of Farmer Brothers • No C-level executive experience and has never served on the Board of a public company • No C-level executive experience and has never served on the Board of a public company • No apparent academic credentials related to basic competencies required for public company board • No apparent academic credentials related to basic service competencies required for public company board service • Does NOT appear to have a long-term stockholder mindset; has consistently sold down stock ownership position in the Company 31

FARMER BROTHERS’ STRONG QUALIFIED NOMINEES Extensive Food and Recent CEO Public Board Finance Operational M&A Beverage Company Experience Experience Experience Experience Experience Industry Knowledge Experience Charles        Marcy Christopher        Mottern Deveral  X  X    Maserang Tom X X X X  X X Mortenson Jonathan X X X X  X X Waite Operational experience is already well represented on the Board, with seven of eight Board members having significant operational experience 32

PART VI: CONCLUSION 33

ELECTING THE GROSSMAN GROUP’S NOMINEES WOULD PUT FARMER BROTHERS AT SIGNIFICANT RISK The Board believes that the actions the Company has taken recently and the actions that the Company continues to take will lead to improved financial performance and enhanced value creation for all Farmer Brothers stockholders Executing our turnaround strategy Confident in our new leadership We see opportunities ahead for Farmer Brothers The Grossman Group nominees add NO value and are NOT qualified to serve on our Board The Grossman Group Has NO Plan 34

APPENDIX 35

RECONCILIATION OF ADJUSTED EBITDA TO GAAP (Unaudited)

(IN THOUSANDS)	YEAR ENDED JUNE 30					THREE MONTHS ENDED SEPTEMBER 30	
	2015[1]	2016[1]	2017[1]	2018	2019	2018	2019
Net (Loss) Income, As Reported	$(9,708)	$71,791	$22,551	$(18,280)	$(73,595)	$(2,986)	4,654
Income Tax Expense (Benefit)	402	(72,239)	14,815	17,312	40,111	(1,287)	(107)
Interest Expense[2]	769	425	2,185	3,177	6,036	1,203	1,276
Income From Short-term Investments	(1,251)	(2,204)	(1,853)	(19)	—	—	—
Depreciation And Amortization Expense	24,179	20,774	22,970	30,464	31,065	7,728	7,617
Esop And Share-based Compensation Expense	5,691	4,342	3,959	3,822	3,723	912	869
Restructuring And Other Transition Expenses[3]	10,432	16,533	11,016	662	4,733	4,467	-
Net Gain From Sale Of Torrance Facility	—	—	(37,449)	—	—	—	—
Net Gains From Sale Of Spice Assets	—	(5,603)	(919)	(770)	(593)	—	—
Net Losses (Gains) From Sales Of Other Assets	394	(2,802)	(1,210)	(196)	1,058	(81)	(12,605)
Impairment Losses On Intangible Assets	—	—	—	3,820	—	—	—
Pension Withdrawal Expense	—	—	—	—	—	—	—
Non-recurring 2016 Proxy Contest-related Expenses	—	—	5,186	—	—	—	—
Acquisition And Integration Costs[4]	—	—	1,734	7,570	6,123	1,011	—
Pension Settlement Charge[5]	—	—	—	—	10,948	—	—
Severance	—	—	—	—	2,273	—	2,312
ADJUSTED EBITDA	$30,908	$31,017	$42,985	$47,562	$31,882	$10,967	$4,016
ADJUSTED EBITDA MARGIN	5.7%	5.7%	7.9%	7.8%	5.3%	7.4%	2.9%

NOTE
1. Prior year financial information has been retrospectively adjusted to reflect the impact of certain changes in accounting principles and corrections to previously issued financial statements.
2. Beginning in the first quarter of fiscal 2019, for purposes of calculating Adjusted EBITDA and Adjusted EBITDA Margin, we have excluded the impact of interest expense resulting from the adoption of ASU 2017-07 because such interest expense is not reflective of our ongoing operating results.
3. In the three months ended September 30, 2018 and year ended June 30, 2019, includes $3.4 million, including interest, assessed by the WC Pension Trust representing the Company's share of the WCTPP unfunded benefits due to the Company's partial withdrawal from the WCTPP as a result of employment actions taken by the Company in 2016 in connection with the Corporate Relocation Plan, net of payments of $0.8 million.
4. Beginning in fiscal 2017, we modified the calculation of Adjusted EBITDA and Adjusted EBITDA Margin to exclude acquisition and integration costs. We have not adjusted the historical presentation of Adjusted EBITDA and Adjusted EBITDA Margin because acquisition and integration costs in prior periods were not material to the Company's results of operations.
5. In the second quarter of fiscal 2019, we modified the calculation of Adjusted EBITDA and Adjusted EBITDA Margin to exclude a non-cash pretax pension settlement charge resulting from the amendment and termination of the Farmer Bros. Pension Plan for Salaried Employees effective December 1, 2018. This modification to our non-GAAP financial measures was made because such expenses are not reflective of our ongoing operating results and adjusting for them will help investors with comparability of our results.

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IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT Farmer Bros. Co. has filed a definitive proxy statement and accompanying WHITE proxy card with the SEC in connection with the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the Company’s 2019 Annual Meeting. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Company’s definitive proxy statement, including the schedules and appendices thereto. THE COMPANY URGES ITS INVESTORS AND STOCKHOLDERS TO READ CAREFULLY AND IN THEIR ENTIRETY THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY SUPPLEMENTS OR AMENDMENTS), THE ACCOMPANYING WHITE PROXY CARD AND ANY OTHER DOCUMENTS THAT THE COMPANY MAY FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Farmer Bros. Co., certain of its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the Company’s 2019 Annual Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s definitive proxy statement for its 2019 Annual Meeting. To the extent holdings of the Company’s securities have changed since the amounts set forth in the Company’s definitive proxy statement for the 2019 Annual Meeting, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3, Statements of Change in Ownership on Form 4 or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov. Copies of the definitive proxy statement (including any supplements or amendments), the accompanying WHITE proxy card, and any other documents filed by the Company with the SEC are available free of charge at the SEC’s website at www.sec.gov. Copies are available free of charge at the Investor Relations section of the Company’s website at www.farmerbros.com. 37

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